SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549



FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________________
Date of Earliest Event Reported:  September 26, 2001

Date of Report: September 27,2001


____________________________________


MELTRONIX, INC.


         CALIFORNIA                    		0-23562       		 94-3142624

(State of Other Jurisdiction			(Commission 		(IRS Employer
      of Incorporation)		       		File No.)   		Identification 	No.)


	9577 Chesapeake Drive, San Diego, California             	92123
	     (Address of Principal Executive Offices)        		(Zip Code)

	Registrant's Telephone Number:        (858) 292-7000


Not Applicable
	(Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

Under Regulation FD, MeltroniX, Inc. ("the Registrant") is filing this 8-K.

	At a meeting of the Board of Directors of Registrant, Mr. Andrew Wrobel
resigned as CEO and President of the Company.   Mr. Wrobel will be replaced by
Robert M. Czajkowski. Mr. Czajkowski joined the Board of Directors of Registrant on July 27, 2001. Mr. Czajkowski had led three previous companies through rapid growth in the electronics technology. These include management responsibilities at SAIC, Loral, and Space Electronics, Inc. Space Electronics, Inc. was Inc.'s Fastest Growth Award Winner prior to its merger with Maxwell Technologies, Inc. Mr. Czajkowski is also the CEO of United
States Semiconductor Corporation ("US-Semi"), with whom the registrant has a Letter of Intent for infusion of funding and the deployment of proprietary process technologies owned by US-Semi.

	The change in management is part of an ongoing process in transforming Registrant from its traditional role as solely a commercial semiconductor interconnect solution provider to a leading role in the delivery of proprietary products for defense and space applications, as well.

	At the same meeting, the Board approved the registration of securities issued to US-Semi and its affiliates in conjunction with the infusion of cash and the issuance of intellectual property licenses to the Registrant. In order to accomplish the registration, a resolution authorizing the increase in the number of authorized shares of Registrant will be submitted to shareholders at the annual meeting later this year. As part of its Letter of Intent with US-Semi, Registrant has an exclusive license to the patented US
Semiconductor radiation hardening technology called RHI-NO.   RHI-NO products
are scheduled to be in initial production in 2002.

	Also joining the board at the time of Mr. Czajkowski were Mr.
David J. Strobel and Mr. Charles L. Wood. Mr. Strobel has over 30 years of microelectronics experience, including technology, business development, strategic partnering and emerging company growth. Mr. Strobel holds four degrees from the U.S. Air Force Academy, Cornell, USC and Claremont.
Mr. Strobel held positions of increasing responsibility in these areas at Northrop Electronics, SAIC, Space Electronics, Inc., and Maxwell Technologies. Mr. Strobel also serves on the Board of Directors of three other technology firms.

 Mr. Wood is currently the President of the Life and Health Insurance Group of Unitrin, Inc., Chicago, Illinois. Prior to joining Unitrin, Mr. Wood was a senior executive at several semiconductor companies, including Motorola Semiconductor, Fairchild Semiconductor and Teledyne Semiconductor. From 1976 to 1978, Mr. Wood was President and CEO of Electronic Arrays, Inc., a Mountain View, California publicly traded semiconductor company. While there, he implemented a financial turnaround strategy for the company and afterwards, negotiated the merger of the company with NEC, a large Japanese corporation, of which Mr. Wood became Executive Vice President and Chief Operating Officer.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


							MELTRONIX, INC.



						      BY:
DATE: September 27, 2001 			      Robert M. Czajkowski, President
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